                                                                    EXHIBIT 10.4


                               SECURITY AGREEMENT

               SECURITY AGREEMENT (this "Security Agreement"), dated as of October 24, 1997, between JAKKS Pacific, Inc., a Delaware corporation (the "Debtor"), and Azrak-Hamway International, Inc., a New York corporation (the "Lender").

                              W I T N E S S E T H :

               WHEREAS, pursuant to the terms of the Trademark Purchase Agreement, dated as of the date hereof, by and among the Debtor and the Lender (the "Acquisition Agreement"), the Lender has agreed to receive $1,200,000 of consideration thereunder in the form of a promissory note of the Debtor (the "Note") upon the terms and subject to the conditions set forth in Acquisition Agreement and the Note (collectively, the "Loan").

               NOW, THEREFORE, in consideration of these premises and to induce the Lender to enter into the Acquisition Agreement and to make the Loan to the Debtor under the Note, the Debtor and the Lender hereby agree as follows:

               1. Defined Terms. Unless otherwise defined herein, capitalized terms which are used herein and not otherwise defined shall have the respective meanings ascribed to them in the Acquisition Agreement; terms for which meanings are provided in the UCC are used herein with such meanings unless otherwise defined herein; and the following terms shall have the following meanings:

               "Acceleration Event" has the meaning set forth in Paragraph 5 of the Note.

               "Books and Records" means all books, documents, files and records, now or hereafter existing, pertaining to the Collateral wherever located, including, without limitation, all correspondence, ledger sheets, computer files and programs, tapes, discs, cards, accounting records, customer lists, credit files, marketing materials and data, and all Equipment containing any of the foregoing.

               "Business Day" means any day other than a Saturday, Sunday or any day which is a legal or bank holiday under the laws of the State of New York.

               "Collateral" has the meaning set forth in Section 2 of this Security Agreement.

               "Lien" means any lien, security interest, pledge or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

               "Person" means any person, firm, corporation, partnership, limited liability company, joint venture, association, trust or other enterprise or any governmental or political subdivision or agency, department or instrumentality thereof.

               "Secured Obligations" means the collective reference to, but without duplication, all obligations and liabilities (direct or indirect, absolute or contingent, due or to become due or now existing or hereafter incurred), whether for principal, interest, premium, fees, indemnity, costs, expenses or otherwise, of the Debtor under the Acquisition Agreement, the Note and the Manufacturing and Supply Agreement, dated as of the date hereof, by and between the Debtor and the Lender.

               "UCC" means the Uniform Commercial Code as in effect in the State of New York; provided, however, that if by reason of any mandatory provision of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

               2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Debtor hereby pledges, assigns, transfers and grants to the Lender a continuing security interest in all of the property described on Schedule A hereto (collectively, the "Collateral") subordinate in right only to those creditors of the Debtor set forth on Schedule B hereto. The Lender acknowledges and agrees that the Lien of each such creditor is senior and prior in right to the security interests granted to the Lender hereby, and that the Lender shall not take any action the effect of which would be to restrict or impair the prior rights of such other creditors to enforce their respective Liens.

               3. Representations and Warranties. The Debtor hereby represents and warrants that:

               (a) Title; No Other Liens. Except for the Liens granted to the creditors of the Debtor listed on Schedule B and the Lender pursuant to this Security Agreement, the Debtor owns each item of the Collateral free and clear of any and all Liens or claims of others. Except as set forth on Schedule B, no security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office.

               (b) Perfected Liens. Upon proper filing of the applicable UCC financing statements, the Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Lender, enforceable as such against all creditors of and purchasers from the Debtor (except purchasers of goods in the ordinary course of business).

               (c) Power and Authority; Authorization. The Debtor has the requisite corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Security

Agreement and has taken all necessary action to authorize the execution, delivery and performance of, and grant the Lien on the Collateral pursuant to, this Security Agreement.

               (d) Enforceability. This Security Agreement constitutes a legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

               (g) No Conflict. The execution, delivery and performance of this Security Agreement and the granting by the Debtor of the Lien hereunder will not violate any provision of any requirement of law or contractual obligation of the Debtor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Debtor pursuant to any requirement of law or contractual obligation of the Debtor, except as contemplated hereby.

               (h) No Consents, etc. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any creditor of the Debtor), is required either (i) for the execution, delivery and performance of this Security Agreement or for the grant by the Debtor of the Lien granted hereby or (ii) to ensure the legality, validity, enforceability or admissibility of this Security Agreement in any jurisdiction in which any of the Collateral is located.

               4. Performance by the Lender of the Debtor's Obligations. If the Debtor fails to perform or comply with any of its agreements contained herein and the Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the out-of-pocket expenses of the Lender incurred in connection with such performance or compliance shall be payable by the Debtor to the Lender on demand and shall constitute Secured Obligations secured hereby.

               5. Further Assurances. The Debtor covenants and agrees with the Lender that, from and after the date of this Security Agreement until the Secured Obligations are paid and finally discharged in full and this Security Agreement is terminated pursuant to the terms hereof:

               (a) Further Documentation. At any time and from time to time, upon the request of the Lender and at the sole expense of the Debtor, the Debtor will promptly and duly execute and deliver such further instruments, agreements and documents and take such further action as the Lender may deem desirable and may request for the purpose of obtaining or preserving the full benefits of this Security Agreement and the rights and powers herein granted, including, without limitation, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereunder or hereby, or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

               (b) Financing Statements. The Debtor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor to the extent permitted by applicable law.

               6. Remedies. If an Acceleration Event shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, but subject to the UCC, if applicable, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Debtor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Debtor, which right or equity is hereby waived or released. The Debtor further agrees at the Lender's request upon the occurrence and continuance of an Acceleration Event to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Debtor's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the UCC, need the Lender account for the surplus, if any, to the Debtor. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least five days before such sale or other disposition. The Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of counsel employed by the Lender to collect such deficiency.

               7. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               8. No Waiver; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 9 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Acceleration Event or in any breach of any of the terms or conditions hereof. No failure to exercise nor any delay in exercising any right, power or privilege hereunder on the part of the Lender shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

               9. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Debtor and the Lender, provided that any provision of this Security Agreement may be waived by the Lender in a written letter or agreement executed by the Lender. Subject to Section 11 hereof, this Security Agreement shall be binding upon the successors and assigns of the Debtor and shall inure to the benefit of the Lender and its successors and assigns.

               10. Termination and Reinstatement. This Security Agreement and the security interests in the Collateral created hereby will terminate when the Secured Obligations have been paid and finally discharged in full. Notwithstanding any such termination, if at any time, all or part of the payment of the Secured Obligations theretofore made by the Debtor or any other Person is rescinded or otherwise must be returned by the Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Debtor or such other Person), the Liens granted hereunder or under any other present or future agreement between the Debtor and the Lender, and all rights of the Lender and all Secured Obligations shall be reinstated as to the monetary Secured Obligations that were satisfied by the payment to be rescinded or returned, all as though such payment had not been made, and the Debtor shall sign and deliver to the Lender all documents and things necessary to re-perfect all terminated Liens. The Debtor may not assign this Security Agreement without the express written consent of the Lender.

               11. Notices. Any notices, elections or demands permitted or required to be made under this Security Agreement shall be in writing, signed by the Person giving such notice, sent by personal delivery or through a nationally recognized overnight courier service or by registered or certified mail, postage prepaid, or transmitted by telecopier and shall be addressed as follows:




If to the Debtor:     JAKKS Pacific, Inc.
                      24955 Pacific Coast Highway
                      Malibu, California 90265
                      Attention: Jack Friedman
                      Fax:  (310) 317-8527

With a copy to:       Feder, Kaszovitz, Isaacson, Weber,
                        Skala & Bass LLP
                      International Plaza
                      750 Lexington Avenue
                      New York, NY  10022
                      Attn: Murray L. Skala, Esq.
                      Fax: (212) 888-7776

If to the Lender:     Azrak-Hamway International, Inc.
                      1107 Broadway, Suite 808
                      New York, New York 10010-2894
                      Attn: Marvin Azrak
                      Fax: (212) 675-3365

With a copy to:       Kramer, Levin, Naftalis & Frankel
                      919 Third Avenue
                      New York, New York  10022
                      Attn: David P. Levin, Esq.
                      Fax:  (212) 715-8000


All notices, elections and demands shall be deemed to have been delivered on the date of their delivery if personally delivered or if transmitted by telecopier (provided receipt of such transmission is confirmed by answer back), on the second Business Day after deposit with the courier service if delivered by a nationally recognized overnight courier service or five Business Days after the date on which the same is mailed if delivered by registered or certified mail.

               12. Governing Law. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

               13. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE DEBTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE DEBTOR AND THE LENDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF

ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE DEBTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OF ITS PROPERTY, THE DEBTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF THE SECURED OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

               14. Waiver of Jury Trial. THE LENDER AND THE DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS SECURITY AGREEMENT AND EVERY OTHER DOCUMENT RELATING HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE DEBTOR. THE DEBTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER DOCUMENT RELATING HERETO TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THE ACQUISITION AGREEMENT, AND ANY RELATED DOCUMENTS, AND MAKING THE LOAN AVAILABLE.

               15. Counterparts. This Agreement may be executed in counterparts, each one of which shall be deemed an original and which together shall constitute one and the same instrument.

               16. No Presumptions. Each party hereto acknowledges that it has participated, with the advice of counsel, in the preparation of this Agreement. No party hereto is entitled to any presumption with respect to the interpretation of any provision hereof or the resolution of any alleged ambiguity herein based on any claim that the other party hereto drafted or controlled the drafting of this Agreement.


               17. Incorporation by Reference. The Schedules hereto are an integral part of this Agreement and are incorporated in their entirety herein by this reference.

               IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                            JAKKS PACIFIC, INC.


                                            By: /s/ JACK FRIEDMAN
                                               ------------------------------
                                               Name:  Jack Friedman
                                               Title: President


                                            AZRAK-HAMWAY INTERNATIONAL, INC.


                                            By: /s/ EZRA HAMWAY
                                               ------------------------------
                                               Name:  Ezra Hamway
                                               Title: President

                                                                      SCHEDULE A

Trademark with design

        Remco
        Child Guidance
        Baby Twinkle Tunes
        Dancin' Pals
        Prancin' Pals
        Soft Stuff
        Touch & Play
        Tuff Ones

                                          International      Current               Current
   Country             Trademark              Class       Application No.       Registration No.
-------------  -------------------------  --------------  ---------------       ------------------
U.S.A.         Baby Twinkle Tunes*             28         75/115,066
U.S.A.         Child Guidance*                 12         74/538,445

                                               20

                                               25
U.S.A.         Child Guidance                  28         75/975,037            1,977,407
U.S.A.         Child Guidance                  28         74/802,439            1,915,763





                                               24
U.S.A.         Child Guidance                  10         74/506,250            1,932,639

                                               20

                                               21

                                               25

                                               28
U.S.A.         Dancin' Pals*                   28         75/264,693
U.S.A.         Prancing Pals*                  28         75/209,235
U.S.A.         Remco Design                    28         73/196,420            1,136,911
U.S.A.         Teddy Twinkle Tunes*            28         75/193,599
U.S.A.         Tuff Ones                       28         74/072,033            1,693,255
U.S.A.         A Child Guidance Toy            28         72/264,515            871,689
U.S.A.         Child Guidance Toys             28         72/003,975            657,565
               (stylized)
Australia      Baby Twinkle Tunes              28         720,774
Australia      Child Guidance                  28         700,290
Australia      Remco                           28         352,239               A352,239
Benelux        Remco                           28         625,739               354,581


*       Intent to Use

                                          International      Current               Current
   Country             Trademark              Class       Application No.       Registration No.
-------------  -------------------------  --------------  ---------------       ------------------
Canada         Baby Twinkle Tunes              N/A        826,134
Canada         Child Guidance                  N/A        471,882               281,321
Canada         Remco                           N/A        429,242               248,067
Denmark        Remco                           28         3620/1978             1036/80
France         Remco                           28         962,487               1,494,877
Great          Baby Twinkle Tunes              28         2109537
Britain
Great          Child Guidance                  28         912364                B912,364
Britain
Great          Remco                           28         1,099,995             1,099,995
Britain
UK             Twinkie                         28         894,867               894,867
UK             Twinkle                         28         1,260,907             1,260,907
Germany        Remco                           28         A30 590/28 WZ         998,786
Guatemala      Remco                           28         54117                 38525/125/92
Hong Kong      Remco                           28         1564/78               375/79
Israel         Remco                           28         84241                 84241
Italy          Child Guidance                  28                               399,644
Italy          Remco                           28         20262 C/78            360,547
Japan          Remco                       Japan Class    122/79                1,592,129
                                               24
Mexico         Remco                           28         91364                 386,355
New            Child Guidance                  28         256,890
Zealand
New            Remco                           28         138,448               138,448
Zealand
Norway         Remco                           28         78,2089               110,592
Puerto         Remco                          NA 22       21812                 21,812
Rico
South          Remco                           28         78/3723               78/3723
Africa


*       Intent to Use

                                          International      Current               Current
   Country             Trademark              Class       Application No.       Registration No.
-------------  -------------------------  --------------  ---------------       ------------------
Singapore      Remco                           28         77145                 77145
Spain          Remco                           28         1,913,742             1,913,742
Sweden         Child Guidance                  28         81-4552               179,904
Sweden         Remco                           28         78-3810               177,810
Switzerland    Remco                           28         4051                  296,832
Venezuela      Remco                          NA 22       5120-78               96.302F


*       Intent to Use

                                                                      SCHEDULE B

                                 SENIOR LENDERS



        1.     Holders of the Debtor's 9% Convertible Debentures Due 2003

        2.     NorWest Bank Minnesota, National Association

        3.     NorWest Business Credit, Inc.